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                                                              EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 dated January 22, 1997, pertaining to the BA Merchant Services, Inc., Long Term Incentive Plan of our report dated October 11, 1996 with respect to the combined financial statements of BA Merchant Services, Inc. included in the Registration Statement (Form S-1, No. 333-13985) filed with the Securities and Exchange Commission.

                                                        /s/ ERNST & YOUNG LLP


San Francisco, California
January 21, 1997